Exhibit 99.1

The following unaudited pro forma combined condensed balance sheet as of September 30, 2004 and unaudited pro forma combined statements of income for the nine months ended during fiscal year 2004 and the fiscal year ended 2003 combine the historical financial statements of First Community Corporation and DutchFork Bancshares, Inc.  The pro forma combined condensed statements give effect to the merger of DutchFork with and into First Community for the merger that closed on October 1, 2004.  First Community reports on a calendar year basis while DutchFork reported on a fiscal year ending on September 30.  For purposes of the unaudited pro forma combined condensed statement of income for the year ended December 31, 2003, and the nine months ended during fiscal year 2004, the companies have been combined using DutchFork’s fiscal year ended September 30, 2003 and nine months ended June 30, 2004 as though they reported using the same year for accounting purposes as First Community.  The pro forma combined condensed statements give effect to the proposed merger under the purchase method of accounting using an exchange value of $23.30 per share for First Community common stock.

The purchase method of accounting requires that all of DutchFork’s assets and liabilities be adjusted to their estimated fair market values as of the date of acquisition.  For purposes of the pro forma combined condensed statements, fair market value of September 30, 2004 assets and liabilities has been estimated by management of First Community using market information available on September 30, 2004.  Accordingly, these adjustments are only approximations.

The pro forma combined condensed statements also contain adjustments based on assumed interest rates and estimates by First Community management regarding changes in revenues and expenses that management believes will be achieved.  Of course, there can be no assurance that such changes will be of the magnitude estimated or that they will occur at all.

In an attempt to manage current and future interest rate spreads, control liquidity, and preserve investment value, DutchFork management periodically restructured portions of its investment portfolio.  These restructurings resulted in positive income gains for DutchFork for the year ended September 30, 2003 and nine months ended June 30, 2004.  Restructuring also can impact future income capabilities due to lower rates of return afforded from reinvestment opportunities.  Future changes in the interest rate and economic environment may require management to restructure portions of the investment portfolio.  There can be no assurance that future restructurings will result in the positive gains experienced in prior periods nor that interest rate spreads will be preserved at the levels previously experienced.

First Community Corporation and DutchFork Bancshares Inc

Pro Forma Post-Merger Balance Sheet

As of September 30, 2004

	Actual	Actual	Pro Forma
	First Community	DutchFork	Purchase		First Community
	Corporation	Bancshares	Adjustments		Corporation
ASSETS
Cash and due from banks	$7,947	$6,433			$14,380
Interest-bearing bank balances	3,236				3,236
Federal funds sold and securities purchased under agreements to resell	36,883		(18,967	)(2)	17,916
Investment securities - available for sale	65,607	121,765	—		187,372
Investment securities - held to maturity	5,380	—			5,380
Loans	132,814	50,672	530	(3)	184,016
Less, allowance for loan losses	1,858	994			2,852
Net loans	130,956	49,678			181,164
Property, furniture and equipment - net	9,323	2,920	1,000	(3)	13,243
Core deposit intangible	595	—	2,916	(3)	3,511
Goodwill	35	—	24,109	(3)	24,144
Other assets	2,549	13,894	(758	)(3)	15,685
Total assets	$262,511	$194,690	$8,830		$466,031

LIABILITIES
Deposits	$214,653	$132,793	$299	(3)	$347,745
Federal Home Loan Bank advances	4,000	35,000	3,610	(3)	42,610
Securities sold under agreements to repurchase	6,270	—			6,270
Lon-term debt, trust preferred securities	15,464	—			15,464
Other borrowed money	136	70	—		206
Other liabilities	1,151	1,546	356	(3)	3,053
Total liabilities	241,674	169,409			415,348
SHAREHOLDERS' EQUITY
Preferred stock-none issued and outstanding
Common stock	1,616	15	1,155	(1)	2,786
Additional paid in capital	13,065	15,221	13,455	(1)	41,741
Retained earnings	6,015	30,914	(30,914	)(1)	6,015
Other	141	(20,869)	20,869	(1)	141
Total shareholders' equity	20,837	25,281			50,683
Total liabilities and shareholders' equity	$262,511	$194,690	$8,830		$466,031

(1)

Record issuance of 1,169,898 of First Community Corporation Stock based on a price of $23.30 calculated in accordance with EITF 99-12 "Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination"

(2)	Record cash paid for DFBS shares in the amount of $18,342 thousand and for estimated transaction cost in the amount of $625 thousand.

(3)	Adjust acquired assets & liabilities of DFBS to fair value and related tax effects as follows (in thousands):

Puchase price and transaction cost in excess of DFBS equity at 9/30/2004	$20,945
Fair value purchase accounting adjustments:
Loans	530
Property & Equipment	1,000
Deposits	(299)
Advances to FHLB	(3,610)
Other, including income taxes	833
(1,546)
Exit cost purchase accounting adjustments:
Contract cancellation	356
Fair value of options granted	2,587
Savings & Loan bad debt reserve tax liability	1,600
Income taxes	(1,030)
3,513
Total purchase intangibles	26,004
Deposit base intangible	2,916
Deffered income tax	(1,021)
Goodwill	24,109

First Community Corporation

Unaudited Pro Forma Combined Condensed Statement of Income

For the Fiscal Year Ended 2003

(Dollars in thousands, except per share amounts)

	First Community Corporation December 31,	DutchFork Bancshares September 30,	Pro Forma
	2003	2003	Adjustments		Combined

Interest income	$10,028	$10,986	$(116	)(1)	$20,898
Interest expense	2,381	4,848	(357	)(2)	6,872
Net interest income	7,647	6,138			14,026
Provision for loan losses	167	195			362
Net interest income after provision for loan losses	7,480	5,943			13,664
Gain on sale of securities	—	2,465			2,465
Gain on disposition of assets	—	1,080	(1,080	)(3)	—
Other non interest income	1,440	1,017			2,457
Total non interest income	1,440	4,562			4,922
Contributions	—	1,140	(1,080	)(3)	60
Other non interest expense	6,158	5,705	(508	)(4)	11,355
Total non interest expense	6,158	6,845			11,415
Income before income taxes	2,762	3,660			7,171
Income taxes	965	279	258	(5)	1,502
Net Income	$1,797	$3,381	491		$5,669

Basic net income per share	$1.13	$3.31		(6)	$2.05
Diluted net income per share	$1.08	$3.13		(6)	$1.94

Weighted avarage common shares outstanding
Basic	1,590,052	1,022,804			2,759,950
Diluted	1,660,977	1,081,582			2,918,891

Pro forma adjustments
(1) Interest income adjustments:
Opportunity cost on $4.0 million in net cashed disbursed at 1.0%.	$(40)
Estimated amortization of fair value adjustment to loans	(76)
$(116)
(2) Interest expense adjustment:
Interest expense on $15.0 million Trust Preferred Securities issued at 3.85%	$577
Estimated amortization of fair value adjustment on deposits	(299)
Estimated amortization of fair value adjustment on FHLB advances	(635)
$(357)

(3) During the year ended September 30,2003, DutchFork Bancshares sold to two local not-for-profit organizations land with an appraised value of $1.5 million and book value of $420 thousand.  The excess of value over cost of $1.08 million was recognized as income and recorded as a contribution.  This transaction has been eliminated for pro forma purposes.

(4) Non interest expense adjustments:
Amortization of $4.2 million core deposit premium over seven years straightline	$414
Record estimated 16% reduction in non interest expenses subsequent to the merger.	(922)
$(508)
(5) Record tax effect of pro forma adjustments at a 34.5% effective tax rate.

(6) Pro forma earnings per share is based on an exchange ratio of 1.78125 or the issuance of 1,169,898 shares

First Community Corporation

Unaudited Pro Forma Combined Condensed Statement of Income

For the Nine Months Ended During Fiscal Year 2004

(Dollars in thousands, except per share amounts)

	First Community	DutchFork
	Corporation	Bancshares
	September 30,	June 30,	Pro Forma
	2004	2004	Adjustments		Combined

Interest income	$8,009	$7,542	$(94	)(1)	$15,457
Interest expense	1,812	3,027	(300	)(2)	4,539
Net interest income	6,197	4,515			10,918
Provision for loan losses	170	206			376
Net interest income after provision for loan losses	6,027	4,309			10,542
Gain on sale of securities	—	669			669
Other non interest income	1,222	584			1,806
Total non interest income	1,222	1,253			2,475
Non interest expense	5,206	4,959	(482	)(3)	9,683
Income before income taxes	2,043	603			3,334
Income taxes	697	75	237	(4)	1,009
Net Income	$1,346	$528	451		$2,325

Basic net income per share	$0.84	$0.53		(5)	$0.84
Diluted net income per share	$0.80	$0.50		(5)	$0.79

Weighted avarage common shares outstanding
Basic	1,606,390	992,026			2,776,288
Diluted	1,680,553	1,062,270			2,955,570

Pro forma adjustments
(1) Interest income adjustments:
Opportunity cost on $4.0 million in net cashed disbursed at 1.25%.	$(37)
Estimated amortization of fair value adjustment to loans	(57)
$(94)
(2) Interest expense adjustment:
Interest expense on $15.0 million Trust Preferred Securities issued at 4.21%	$472
Estimated amortization of fair value adjustment on deposits	(299)
Estimated amortization of fair value adjustment on FHLB advances	(473)
$(300)
(3) Non interest expense adjustments:
Amortization of $2.9 million core deposit premium over seven years straightline	$311
Record estimated 16% reduction in non interest expenses subsequent to the merger.	(793)
$(482)
(4) Record tax effect of pro forma adjustments at a 34.5% effective tax rate.

(5) Pro forma earnings per share is based on an exchange ratio of 1.78125 or the issuance of 1,169,898 shares